FIRST FEDERAL FINANCIAL SERVICES, INC.

                                                                      Exhibit 32

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Larry W. Mosby, Chief Executive Officer, and Donald Engelke, Vice President and Chief Financial Officer, of First Federal Financial Services, Inc. (Company) each certify in his capacity as an officer of the Company that he has reviewed the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2005 (Report) and that to the best of his knowledge:

      1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
      2. the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


                                 By: /s/ Larry W. Mosby
                                     ------------------------------------------
                                     Larry W. Mosby
                                     President and Chief Executive Officer



                                 By: /s/ Donald Engelke
                                     ------------------------------------------
                                     Donald Engelke
                                     Vice President and Chief Financial Officer


Date:  November 10, 2005


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